Exhibit 10.10

POWER OF ATTORNEY

I, QIN Qiong, citizen of the People’s Republic of China (the “PRC”), PRC ID card number 310108197109214485, hereby irrevocably authorize Mr. Victor Wing Cheung Koo (“Mr. Koo”) to exercise the following powers and rights during the term of this Power of Attorney pursuant to Section 2.5 of the Amended and Restated Business Operations Agreement entered into among Mr. LIU Dele, 1Verge Internet Technology (Beijing) Co., Ltd (“1Verge Internet”), Jiaheyi Advertising (Beijing) Co., Ltd. (“Jiaheyi”) and I on August 16, 2010 (the “Operations Agreement”) :

I hereby authorize and designate Mr. Koo to vote on my behalf at the shareholders’ meetings of Jiaheyi and exercise the full voting rights as its shareholder as granted to me by law and under the Articles of Association of Jiaheyi, including but not limited to, the right to propose the holding of shareholders’ meeting, to accept any notification about the holding and discussion procedure of the meeting, to attend the shareholders’ meeting of Jiaheyi and exercise the full voting rights (such as, my authorized representative on the shareholders’ meeting of the company, to designate and appoint the executive director or directors of the Board and the general manager and to decide the allotment of the profits, etc.), to sell or transfer any or all of my shares of Jiaheyi, etc.

The above authorization and designation are based upon the fact that Mr. Koo is acting as an employee of 1Verge Internet and 1Verge Internet has appointed and authorized Mr. Koo as its authorized representative in accordance with the Operations Agreement. Once Mr. Koo loses his title or position in 1Verge Internet or 1Verge Internet issues a written notice to dismiss or replace Mr. Koo with another person as its authorized representative, this Power of Attorney shall become invalid immediately and I will withdraw such authorization to him immediately and designate/authorize another individual(s) employed by 1Verge Internet to exercise all the rights mentioned above. I will sign another Power of Attorney in form and substance satisfactory to 1Verge Internet.

The term of this Power of Attorney is ten (10) years from its date of execution, unless the Operations Agreement is terminated early for any reason or the relevant events as outlined above occur.

I hereby further confirm and acknowledge that I executed a power of attorney that came into effect as of March 18, 2006 and was later replaced by another power of attorney executed by me in November 2007 (collectively, the “Previous POAs”). These Previous POAs were in form and substance similar to this Power of Attorney, and no changes to the terms and conditions of the Previous POAs were made after their respective executions. This Power of Attorney shall, upon becoming effective, replace the Previous POAs.

QIN Qiong

/s/ Qin Qiong

Date: August 16, 2010

POWER OF ATTORNEY

I, LIU Dele, citizen of the People’s Republic of China (the “PRC”), PRC ID card number 310101196805284437, hereby irrevocably authorize Mr. Victor Wing Cheung Koo (“Mr. Koo”) to exercise the following powers and rights during the term of this Power of Attorney pursuant to Section 2.5 of the Business Operations Agreement entered into among Ms. QIN Qiong, 1Verge Internet Technology (Beijing) Co., Ltd (“1Verge Internet”), Jiaheyi Advertising (Beijing) Co., Ltd. (“Jiaheyi”) and I on August 16, 2010 (the “Operations Agreement”) :

I hereby authorize and designate Mr. Koo to vote on my behalf at the shareholders’ meetings of Jiaheyi and exercise the full voting rights as its shareholder as granted to me by law and under the Articles of Association of the Jiaheyi, including but not limited to, the right to propose the holding of shareholders’ meeting, to accept any notification about the holding and discussion procedure of the meeting, to attend the shareholders’ meeting of Jiaheyi and exercise the full voting rights (such as, my authorized representative on the shareholders’ meeting of the company, to designate and appoint the executive director or directors of the Board and the general manager and to decide the allotment of the profits, etc.), to sell or transfer any or all of my shares of Jiaheyi, etc.

The above authorization and designation are based upon the fact that Mr. Koo is acting as an employee of 1Verge Internet and 1Verge Internet has appointed and authorized Mr. Koo as its authorized representative in accordance with the Operations Agreement. Once Mr. Koo loses his title or position in 1Verge Internet or 1Verge Internet issues a written notice to dismiss or replace Mr. Koo with another person as its authorized representative, this Power of Attorney shall become invalid immediately and I will withdraw such authorization to him immediately and designate/authorize another individual(s) employed by 1Verge Internet to exercise all the rights mentioned above. I will sign another Power of Attorney in forms and substance satisfactory to 1Verge Internet.

The term of this Power of Attorney is ten (10) years from its date of execution, unless the Operations Agreement is terminated early for any reason or the relevant events as outlined above occur.

I hereby further confirm and acknowledge that I executed a power of attorney that came into effect as of March 18, 2006 and was later replaced by another power of attorney executed by me in November 2007 (collectively, the “Previous POAs”). These Previous POAs were in form and substance similar to this Power of Attorney, and no changes to the terms and conditions of the Previous POAs were made after their respective executions. This Power of Attorney shall, upon becoming effective, replace the Previous POAs.

LIU Dele

/s/ Liu Dele

Date: August 16, 2010